Exhibit 10.74

           Amendment to Stock Option Agreement dated January 29, 2002.

     This Amendment dated August 22, 2003 is by and among National Medical Health Card Systems (the "Company") and Patrick McLaughlin (the "Optionee"). All defined terms used, but not otherwise defined herein, shall have their meanings set forth in the Stock Option Agreement between the Company and Optionee dated January 29, 2002 (the "Option Agreement").

     WHEREAS, the Company executed the Option Agreement in favor of the Optionee in connection with granting the Optionee the right to purchase common stock of the Company; and

     WHEREAS, the Company and the Optionee desire to amend the Option Agreement pursuant to the terms of this amendment and to clarify certain other matters as hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and covenants and agreements contained herein, the parties agree as follows:

     1. From and after the date hereof, the parties agree to delete Section 4b(b) in its entirety and insert "." after "through such date" at the end of
Section 4b(a).

     2. Except as expressly provided herein, all terms and conditions of the Option Agreement shall be unmodified and in full force and effect.

     3. From and after the execution and delivery of this amendment, all references to the Option Agreement contained in other agreements and instruments executed and delivered pursuant to or in connection with the Option Agreement shall hereinafter mean and refer to the Option Agreement as amended hereby.

     4. This amendment may be executed in counterparts by the parties hereto, all of which shall constitute one and the same instrument. A facsimile transmission of this signed amendment bearing a signature on behalf of a party hereto shall be binding on such party.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                     NATIONAL MEDICAL HEALTH
                                                     CARD SYSTEMS, INC.
                                                     By:

                                                     --------------------------
                                                     James Bigl, CEO

                                                     -------------------------
                                                     Signature of Optionee

                                                     -------------------------
                                                     Name of Optionee